			EXHIBIT 10.55


































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

		SECOND AMENDMENT

	SECOND AMENDMENT, dated as of November 10, 1995 (this
"Amendment"), to the MULTI-CURRENCY, MULTI-OPTION
CREDIT AGREEMENT, dated as of September 30, 1994 (as amended, supplemented or otherwise modified from time to time, the "Credit
Agreement"; terms defined therein being used herein as therein defined), among HARMAN INTERNATIONAL INDUSTRIES,
INCORPORATED, the Subsidiary Borrowers and Subsidiary
Guarantors parties thereto, the Lenders parties thereto, NATIONSBANK OF NORTH CAROLINA, N.A., as Co-Agent,
CHEMICAL SECURITIES INC., as Arranger and CHEMICAL BANK, as Administrative Agent.

	W I T N E S S E T H:

		WHEREAS, the parties to this Amendment wish to amend the Credit Agreement in the manner hereinafter set forth; and

		WHEREAS, this Amendment is entered into in accordance with the provisions of subsection 14.1 of the Credit
Agreement;

		NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

		1.  Amendment of Subsection 1.1 of the Credit
Agreement.  The definition of "Termination Date" set forth in subsection
1.1 of the Credit Agreement is hereby amended by deleting the date "September 30, 1999 and inserting in its place "September 30, 2000".

		2.  Amendment of Schedule II to the Credit Agreement.
		(a) Addition of New Subsidiary Borrowers. (i) Each of BECKER OF NORTH AMERICA, INC., MADRIGAL AUDIO LABORATORIES,
INC., each a subsidiary of the Company, BECKER HOLDING GMBH, SPIRIT BY SOUNDCRAFT, INC., each a subsidiary of Harman
Investment Company, Inc., itself a wholly owned subsidiary of the Company, and BECKER GMBH, a Subsidiary of Becker Holding
GmbH (collectively, the "New Subsidiary Borrowers") by its signature below, hereby acknowledges that it has received and reviewed a copy (in execution form) of the Credit Agreement, and agrees, from and after the effective date of this Amendment (the "Effective Date"), to (i) join the Credit Agreement as a Subsidiary Borrower, (ii) be bound by all covenants, agreements and acknowledgments attributable to a Subsidiary Borrower in the Credit Agreement and (iii) perform all obligations required of it by the Credit Agreement.

		(ii) Each New Subsidiary Borrower hereby represents and warrants that the representations and warranties with respect to it contained in, or made or deemed made by it in, Section 7 of the Credit Agreement are true and correct on the date hereof and on the Effective Date.

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		(iii)  The address and jurisdiction of incorporation of each
New Subsidiary Borrower are set forth in Annex I to this Amendment.

		(iv) Each of the parties hereto agrees that (X) this Amendment shall be deemed to be a Joinder Agreement, in form and substance satisfactory for all purposes of the Credit Agreement, and (Y) the Administrative Agent shall be entitled to, concurrently with the effectiveness of this Amendment, amend and replace Schedule II to the Credit Agreement to reflect the addition of the New Subsidiary Borrowers.

		(b) Removal of Restricted Subsidiaries. Schedule II to the Credit Agreement is further amended by deleting references to "STUDER S.E. ASIA PTE., LTD.," as a Subsidiary Borrower, and
"QUESTED MONITORING SYSTEMS LIMITED," as a Restricted
Subsidiary. Each of the parties hereto agrees that from and after the Effective Date, Studer S.E. Asia Pte., Ltd. and Quested Monitoring Systems Limited shall no longer be bound by the covenants, agreements or acknowledgments pertaining to a Subsidiary Borrower or a Restricted Subsidiary in the Credit Agreement.

		3.  Amendment of Subsection 3.2(b) of the Credit
Agreement. Subsection 3.2(b) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting in its place the following:

		"Each Lender that makes a Competitive Advance Loan shall deliver a Notice of Competitive Advance Loan to the Administrative Agent on the Thursday (or, if such Thursday is not a Business Day, on the next Business Day following such Thursday) immediately following the making of such Competitive Advance Loan."

		4.  Amendment of Subsection 4.1 of the Credit Agreement.

		(a) Subsection 4.1 of the Credit Agreement is amended by inserting the following additional proviso at the end of the first sentence of such subsection:

		"and provided further, that notwithstanding the foregoing restrictions, Swing Line Loans to any Borrower incorporated under the laws of France, Germany or the United Kingdom may exceed the amounts specified by the foregoing clause (ii) so long as the aggregate Dollar Equivalent Amount of the outstanding principal amount of all Swing Line Loans of all Borrowers incorporated in such country does not exceed $2,000,000 multiplied by the number of Swing Line Borrowers in such country."


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
		5.  Amendment of Schedule I to the Credit Agreement.
Schedule I to the Credit Agreement is hereby amended by replacing it in its entirety with the text set forth in Annex II hereto as the new Schedule I.

		6.  Amendment of Schedule IV to the Credit Agreement.

		(a)  Revision of the notice delivery location.
Schedule IV to the Credit Agreement is hereby amended by replacing the wording in both II.A. and III.A. after "Deliver to:" in its entirety and inserting in both places the following:

		"Chemical Bank
		270 Park Avenue
		New York, New York 10017
		Attention: Gloria Javier
		Telephone No: 212-622-0648
		Fax No: 212-622-0002"

		(b) Revision of the notice delivery time for Competitive Advance Loan. Schedule IV is further amended by replacing the wording in II.B. after "Delivery time:" in its entirety and inserting the following:

		"By close of business in New York on the Thursday (or, if such Thursday is not a Business Day, on the next Business Day following such Thursday) immediately following the day the Competitive Advance Loan is made."

		7. Representations and Warranties. The Company hereby represents and warrants that, after giving effect to the amendments effected hereby, the representations and warranties contained in Section 7 of the Credit Agreement are true and correct on the date hereof.

		8.  Conditions to Effectiveness.  (a)  This
Amendment shall become effective upon the receipt by the Administrative Agent (which effectiveness shall be confirmed to the other parties hereto by the Administrative Agent's delivery to such parties of notice of such effectiveness) of (i) counterparts of this Amendment, duly executed and delivered by the Company and all of the Lenders, (ii) the amendment fee referred to in Section 9 of this Amendment and (iii) a written legal opinion of Jones, Day, Reavis & Pogue, addressed to the Administrative Agent and the Lenders, to the effect that (x) this Amendment has been duly authorized, executed and delivered by the Company and (y) this Amendment, and the Credit Agreement as amended hereby, constitute the valid, binding and enforceable obligations of the Company and the Domestic Subsidiaries parties thereto (which opinion may contain exceptions and assumptions similar to those contained in the opinion of such firm delivered on the Closing Date).


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		(b)   In addition to the foregoing conditions to effectiveness, this
Amendment shall become effective with respect to the addition of each
New Subsidiary Borrower upon the receipt by the Administrative Agent
(which effectiveness shall be confirmed to the other parties hereto by the
Administrative Agent's delivery to such parties of a fully executed copy of this Amendment) of the following:

		(i) counterparts of this Amendment, duly executed by the New Subsidiary Borrower; and

		(ii) copies of corporate resolutions, other corporate documents and legal opinions in respect of such New Subsidiary
Borrower, which resolutions, documents and opinions are substantially equivalent to comparable materials delivered on the Closing Date in respect of the other Subsidiary Borrowers.

		9. Amendment Fee. The Company agrees to pay to the Administrative Agent, for the account of each Lender, on the Effective Date, a one-time fee of .075% of the amount by which such Lender's Commitment is increased pursuant to this Amendment.

		10. Miscellaneous. Except as expressly amended herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. This Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The Company agrees to pay or reimburse the Administrative Agent for all its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment including, without limitation, the fees and disbursements of counsel to the Agent. THIS AMENDMENT SHALL
BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
YORK.


















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	IN WITNESS WHEREOF, each of the parties hereto has caused
this Amendment to be duly executed and delivered by its proper and duly authorized officer(s) as of the day and year first above written.

HARMAN INTERNATIONAL INDUSTRIES,
 INCORPORATED

By:  /s/ Bernard A. Girod
       --------------------------
   Name:  Bernard A. Girod
   Title:  President and Chief Operating Officer


BECKER HOLDING GMBH

By:  /s/ W.S. Palin
       ---------------------------
   Name:  W.S. Palin
   Title:  Vice President

BECKER GMBH

By:  /s/ W.S. Palin
       ---------------------------
   Name:  W.S. Palin
   Title:  Vice President


BECKER OF NORTH AMERICA, INC.

By:  /s/ Bernard A. Girod
       --------------------------
   Name:  Bernard A. Girod
   Title:  President and Chief Operating Officer


MADRIGAL AUDIO LABORATORIES, INC.

By:  /s/ Bernard A. Girod
       --------------------------
   Name:  Bernard A. Girod
   Title:  President and Chief Operating Officer


SPIRIT BY SOUNDCRAFT, INC.

By:  /s/ Bernard A. Girod
       --------------------------
   Name:  Bernard A. Girod
   Title:  President and Chief Operating Officer


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
ACKNOWLEDGED AND AGREED TO:

CHEMICAL BANK,
as Administrative Agent and Lender
By:  /s/ Andrew Ackerman
      ----------------------------
   Title:  Senior Vice President


BANK OF MONTREAL
By:  /s/ Thomas Peer
       -----------------------
   Title:  Director


THE BANK OF NOVA SCOTIA
By:  /s/ J.R. Trimble
       ---------------------------
   Title:  Senior Relationship Manager


CITIBANK, N.A.
By:  /s/ Marjorie Futornick
       -----------------------------
   Title:  Vice President


COMMERZBANK AG, LOS ANGELES BRANCH
By:  /s/ Christian Jagenberg
       ------------------------------
   Title:  Senior Vice President and Manager
By:  /s/ Karla Wirth
       ---------------------------
   Title:  Assistant Treasurer


GIROCREDIT BANK
By:  /s/ Richard Stone
       ------------------------
   Title:  Vice President


MIDLAND BANK PLC, NEW YORK BRANCH
By:  /s/ Jeffrey S. Dykes
       ------------------------------
   Title:  Vice President






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

THE MITSUBISHI BANK, LTD.

By:  /s/ Frank H. Madden
       -------------------------------
   Title:  Joint General Manager


NATIONSBANK OF NORTH CAROLINA, N.A.

By:  /s/ Sara Parsons
       ---------------------------
   Title:  Vice President


PNC BANK, NATIONAL ASSOCIATION

By:  /s/ Thomas P. Dunn
       ------------------------------
   Title:  Vice President


SOCIETE GENERALE

By:  /s/ Gordon Saint-Denis
       --------------------------------
   Title:  Vice President

























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
								ANNEX I
         INFORMATION FOR NEW SUBSIDIARY BORROWERS


Name and Address			Jurisdiction of Incorporation

Becker Holding GmbH				Germany
Im Stockmadle 1
76307 Karlsbad
Germany

Becker GmbH					Germany
Im Stockmadle 1
76307 Karlsbad
Germany

Becker of North America, Inc.			New Jersey
16 Park Way
Upper Saddle River, NJ  07458

Madrigal Audio Laboratories, Inc.			Connecticut
2081 South Main Street
Middletown, CT  06457

Spirit by Soundcraft, Inc.				Delaware
8500 Balboa Boulevard
Northridge, CA  91329

























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      							ANNEX II
	LENDERS AND COMMITMENTS

							Commitment
Lenders				Commitments		Percentage

Chemical Bank			$ 60,000,000		21.818181818182
140 East 45th Street
New York, NY  10017

NationsBank, N.A.		$ 50,000,000		18.181818181818
6610 Rockledge Drive
1st Floor, MD2-600-01-05
Bethesda, MD  20817-1876

Commerzbank			$ 27,500,000		10.000000000000
660 S. Figueroa Street
#1450
Los Angeles, CA  90017

PNC Bank, N.A.			$ 25,000,000		 9.090909090909
100 S. Broad Street
7th Floor
Philadelphia, PA  19110

Midland Bank, PLC		$ 25,000,000		 9.090909090909
140 Broadway
New York, NY  10005

Mitsubishi Bank, Ltd.		$ 18,750,000		 6.818181818182
225 Liberty Street
Two World Financial Center
New York, NY  10281

Societe Generale			$ 18,750,000		 6.818181818182
1221 Avenue of the Americas
New York, NY  10020

Citibank, N.A.			$ 12,500,000		 4.545454545455
399 Park Avenue
New York, NY 10043

GiroCredit			$ 12,500,000		 4.545454545455
65 East 55th Street
New York, NY  10022

Bank of Nova Scotia		$ 12,500,000		 4.545454545455
One Liberty Plaza
26th Floor
New York, NY  10006

Bank of Montreal 		$ 12,500,000		 4.545454545455
430 Park Avenue
16th Floor
New York, NY  10022

Total				$275,000,000		100.000000000000


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